UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-14989	25-1723342
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700			15219
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 5, 2025, the Board of Directors of WESCO International, Inc. (the “Company”) elected Michael L. Carter and David C. Wajsgras as Directors, effective January 1, 2026. The Board has determined that Messrs. Carter and Wajsgras are independent directors under New York Stock Exchange listing standards. Their compensation for service as non-employee Directors will be consistent with that of the Company’s other non-employee Directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2025. Mr. Carter currently serves as the Executive Vice President and Chief Partner Officer of Truist Financial Corporation. He previously served as Head of Corporate and Investment Banking at Truist Securities. Mr. Wajsgras is the former Chief Executive Officer of Intelsat Holdings S.A. and currently serves as a director of Parsons Corporation and Martin Marietta Materials, Inc. A copy of the press release issued by the Company with additional information about Messrs. Carter and Wajsgras and announcing their elections to the Board of Directors is attached hereto as Exhibit 99.1 and incorporated by reference.

In accordance with the Director retirement age policy in the Company’s Corporate Governance Guidelines, Bobby Griffin will retire from the Board when his term expires at the Company’s 2026 annual meeting of stockholders on May 28, 2026. His retirement is not due to any disagreement with the Company. On December 5, 2025, Steven Raymund notified the Company of his retirement from the Board of Directors, effective upon the scheduled expiration of his term at the 2026 annual meeting of stockholders on May 28, 2026. His retirement is not due to any disagreement with the Company and is part of the Company’s long-standing commitment to ongoing Board refreshment following the process described under the heading “Board Refreshment and Tenure” in the Proxy Statement. Additional information regarding the retirements of Messrs. Griffin and Raymund is also included in the press release referenced above and attached hereto.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of WESCO International, Inc. issued December 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

December 8, 2025	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer